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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 26, 1998



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia                l-7102                52-0891669
--------------------                ------                ----------
(state or other juris-           (Commission           (I.R.S. Employer
diction of incorporation)        File Number)         Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA         20171
------------------------------------------------         -----
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:      (703)709-6700
                                                         -------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements, Pro Forma Financial
             Information and Exhibits.

        (c)  Exhibits

             The following exhibits are filed herewith:

        4.1 Form of Global Certificate for the 7.375% Quarterly Income Capital Securities (Subordinated Deferrable Interest Debentures Due 2047).

        8.   Opinion and consent of Milbank, Tweed, Hadley & McCloy.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NATIONAL RURAL UTILITIES COOPERATIVE
                                   FINANCE CORPORATION


                                   /s/ Steven L. Lilly
                                   -------------------
                                   Steven L. Lilly
                                   Senior Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)


Dated:  August 28, 1998
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                                  EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------


    4.1        Form of Global Certificate for the 7.375% Quarterly Income
               Capital Securities (Subordinated Deferrable Interest Debentures
               Due 2047).

    8.         Opinion and consent of Milbank, Tweed, Hadley & McCloy.